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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                January 23, 1997


                       Investors Financial Services Corp.
             (Exact name of Registrant as specified in its charter)



         Delaware                  0-26996                      04-3279817
   (State or jurisdiction    (Commission File Number)         (IRS Employer
     of Incorporation                                      Identification No.)

    89 South Street                                            02205-1537
 Boston, Massachusetts                                         (Zip Code)
 (Address of principal
   executive offices)

        Registrant's telephone number, including area code: 617 330-6700

                          No change since last report
                   (Former name or former address, if changed
                               since last report)
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Item 5. Other Events.
---------------------

        On January 23, 1997, Investors Financial Services Corp. (the "Company") reported its financial results for the quarter and year ended December 31, 1996 and announced that it was offering $25 million in capital securities to be issued and sold in a private placement by Investors Capital Trust I, a statutory business trust sponsored by the Company.

Item 7. Financial Statements and Exhibits.
------------------------------------------

Exhibit No.                                             Exhibit
-----------                                             -------

 99.1                                           Press release of the Company
                                                dated January 23, 1997
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INVESTORS FINANCIAL SERVICES CORP.



January 27, 1997                              By: /s/ Karen C. Keenan
                                                  -------------------
                                                  Karen C. Keenan
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.              Description                                 Page
-----------              -----------                                 ----

 99.1                    Press release of the                        6
                         Company dated
                         January 23, 1997